Exhibit 21.1

Name of Entity	Ownership	Jurisdiction of Incorporation or Organization
Hersha Hospitality Trust	N/A	MD
Hersha Hospitality Limited Partnership	91.38% by Hersha Hospitality Trust (General Partnership Interest)	VA
(“HHLP”) (the “Operating Partnership”)	8.62% by Hersha Affiliates (Limited Partnership Interest)
HHLP King of Prussia, Inc.	100% by HHLP	PA
HHLP Malvern, Inc.	100% by HHLP	PA
HHLP Oxford Valley, Inc.	100% by HHLP	PA
HHLP Wilmington, Inc.	100% by HHLP	DE
Mystic Special Purpose Corp.	100% by Mystic Partners, LLC	DE
Chelsea Grand East Manager, LLC	100% by HHLP	DE
44 Norwood Managing Member, LLC	100% by HHLP	DE
44 Brookhaven, LLC	100% by HHLP	DE
44 Hauppauge, LLC	100% by HHLP	DE
44 Dartmouth One, LLC	100% by HHLP	DE
44 Dartmouth Two, LLC	100% by HHLP	DE
44 Franklin Managing Member, LLC	100% by HHLP	MA
44 Alexandria Hotel, LLC	100% by HHLP	DE
PRA Glastonbury, LLC	40% by HHLP 60% by a third party	CT
Logan Hospitality Associates, LLC	55% by HHLP 45% by third parties	MA
Inn America Hospitality at Ewing, LLC	50% by HHLP 50% by third parties	NJ
HHLP King of Prussia Associates, LP	1% by HHLP King of Prussia, Inc. 99% by HHLP	PA
HHLP Malvern Associates, LP	1% by HHLP Malvern, Inc. 99% by HHLP	PA
HHLP Oxford Valley Associates, LP	1% by HHLP Oxford Valley, Inc. 99% by HHLP	PA
HHLP Wilmington Associates, LP	1% by HHLP Wilmington, Inc. 99% by HHLP	DE
SB Partners, LLC	49.9% by HHLP Boston Two, LLC 50.1% by third parties	MA
Hiren Boston, LLC	49.9% by HHLP Boston One, LLC 50.1% by third parties	MA
LTD Associates One, LLC	75% by HHLP 25% by third parties	VA
LTD Associates Two, LLC	75% by HHLP	VA
25% by third parties
Affordable Hospitality Associates, LP	99% by HHLP 1% by Race Street, LLC	PA
Mystic Partners, LLC	Varying Percentages (based on certain assets owned by Mystic Partners, LLC) by HHLP and by third parties	DE
315 Trumbull Street Associates, LLC	88% by Mystic Partners, LLC 12% by a third party	CT
Danbury Suites, LLC	99% by Mystic Partners, LLC 1% by Mystic Special Purpose Corp.	CT
Waterford Suites, LLC	99% by Mystic Partners, LLC 1% by Mystic Special Purpose Corp.	CT
Warwick Lodgings, LLC	99% by Mystic Partners, LLC 1% by Mystic Special Purpose Corp.	CT
Norwich Hotel, LLC	99% by Mystic Partners, LLC 1% by Mystic Special Purpose Corp.	CT
Whitehall Mansion Partners, LLC	100% by Mystic Partners, LLC	CT
Southington Suites, LLC	66% by Mystic Partners, LLC 33% by a third party 1% by Mystic Special Purpose Corp.	CT

Name of Entity	Ownership	Jurisdiction of Incorporation or Organization
Adriaen’s Landing Hotel, LLC 3.687% by a third party 95.622% by Mystic Partners, LLC	0.651% by HHLP	CT
Exit 88 Hotel, LLC 99.9% by Mystic Partners, LLC	0.1% by Mystic Special Purpose Corp.	CT
790 West Street, LLC 33% by a third party	67% by Mystic Partners, LLC 48% by HHLP	CT
PRA Suites At Glastonbury, LLC 1% by PRA Suites at Glastonbury Management, LLC	51% by Joseph Pacitti	CT
Hersha PRA, LLC 48% by 44 New England Management Company	52% by Joseph Pacitti	DE
HHLP Boston One, LLC	100% by HHLP	MA
HHLP Boston Two, LLC	100% by HHLP	MA
HHLP Bethlehem, LLC	100% by HHLP	PA
HHLP Bethlehem Associates, L.P. 99% by HHLP	1% by HHLP Bethlehem, LLC	PA
HHLP Langhorne One, LLC	100% by HHLP	PA
HHLP Langhorne One Associates, LLC 99% by HHLP	1% by HHLP Langhorne One, LLC	PA
HHLP Scranton, LLC	100% by HHLP	PA
HHLP Scranton Associates, L.P.	.5% by HHLP Scranton, LLC 99.5% by HHLP	PA
Hersha Hospitality, LLC (“HH LLC”)	100% by HHLP	VA
HHLP Valley Forge Associates 99% by HHLP	1% by HH LLC	PA
2844 Associates 99% by HHLP	1% by HH LLC	PA
3044 Associates 99% by HHLP	1% by HH LLC	PA
44 Frederick Associates 99% by 3044 Associates	1% by HH LLC	PA
3144 Associates 99% by HHLP	1% by HH LLC	PA
3544 Associates 99% by HHLP	1% by HH LLC	PA
HHLP Tyson’s Corner Associates, LLC	100% by HHLP	DE
LTDO, LLC 25% by third parties	75% by HHLP	VA
LTDT, LLC 25% by third parties	75% by HHLP	VA
Race Street, LLC	100% by HHLP	PA
Hersha Hospitality Limited Liability Company - Carlisle	100% by HHLP	DE
944 Associates 99% by HHLP	1% by Hersha Hospitality Limited Liability Company - Carlisle	PA
Hersha Hospitality Limited Liability Company - Danville	100% by HHLP	DE
Hersha Hospitality Limited Liability Company - Hershey	100% by HHLP	DE
2144 Associates - Hershey 99% by HHLP	1% by Hersha Hospitality Limited Liability Company - Hershey	PA
Hersha Hospitality Limited Liability Company - New Columbia	100% by HHLP	DE
2144 Associates - New Columbia 99% by HHLP	1% by Hersha Hospitality Limited Liability Company - New Columbia	PA
Hersha Hospitality Limited Liability Company - Selinsgrove	100% by HHLP	DE
2144 Associates - Selinsgrove	1% by Hersha Hospitality Limited Liability Company - Selinsgrove
99% by HHLP		PA
Hersha Hospitality Limited Liability Company - West Hanover	100% by HHLP	DE
2444 Associates 99% by HHLP	1% by Hersha Hospitality Limited Liability Company - West Hanover	PA
44 Framingham Associates, LLC	100% by HHLP	MA

Name of Entity	Ownership	Jurisdiction of Incorporation or Organization
44 Hartford Associates, LLC	100% by HHLP	CT
44 Edison Associates, LLC	100% by HHLP	NJ
Hersha Hospitality Greenbelt, LLC	100% by HHLP	VA
Brentwood Greenbelt, LLC	1% by Hersha Hospitality Greenbelt, LLC 99% by HHLP	VA
Golden Triangle Greenbelt, LLC	74% by Brentwood Greenbelt, LLC 26% by third parties	MD
44 Aarti Associates, LP	1% by HH LLC 99% by HHLP	PA
44 Laurel Associates, LLC	100% by HHLP	MD
Brisam Hotel, LLC	100% by HHLP	NY
44 Brookline Hotel, LLC	100% by HHLP	DE
Metro JFK Associates, LLC	1% by Metro JFK Managing Member, LLC 100%by HHLP	NY
H Eighth Avenue Associates, LLC	100% by HHLP	NY
H Forty First Street, LLC	100% by HHLP	NY
HHLP Norwood Associates, LLC	99% by HHLP 1% by HHLP Norwood Managing Member, LLC	MA

HHLP Hauppauge Associates, LLC	99.5% by HHLP .5% by 44 Hauppauge, LLC	NY
HHLP Brookhaven Associates, LLC	99.5% by HHLP .5% by 44 Brookhaven, LLC	NY
44 Cambridge Associates, LLC	100% by HHLP
HHLP Dartmouth One Associates, LLC	99% by HHLP 1% by 44 Dartmouth One, LLC	MA
HHLP Dartmouth Two Associates, LLC	99% by HHLP 1% by 44 Dartmouth Two, LLC	MA
HHLP Franklin Associates, LLC	99% by HHLP 1% by Franklin Managing Member, LLC	MA
Chelsea Grand East, LLC	1% by Chelsea Grand East Manager, LLC 99% by HHLP	NY
44 New England Management Company	100% by HHLP	VA
HHM Leasehold Interests, Inc.	1% by HHLP 99% by Hersha Hospitality Management, LP	VA
Hersha PRA TRS, Inc.	100% by PRA Glastonbury, LLC	DE
HT Inn America TRS, Inc.	100% Inn America Hospitality at Ewing, LLC	DE
Revere Hotel Group, LLC	99% by Logan Hospitality Associates, LLC	MA
1% by third parties
South Bay Sandeep, LLC	100% by SB Partners, LLC	MA
44 Brookline Management, LLC	100% by 44 New England Management Company	DE
44 Delaware, LLC	100% by 44 New England Management Company	DE
44 Greenbelt Two, LLC	100% by 44 New England Management Company	DE
44 Greenbelt One, LLC	100% by 44 New England Management Company	DE
44 Tyson’s Corner, LLC	100% by 44 New England Management Company	DE
South Bay Boston, LLC	49.9% by 44 New England Management Company	DE
51.1% by third parties
HT LTD Williamsburg, LLC	75% by 44 New England Management Company	DE
25% by third parties
HT LTD Williamsburg Two, LLC	75% by 44 New England Management Company	DE
25% by third parties
Philly One TRS, LLC	80% by 44 New England Management Company 20% by a third party	PA
Mystic Partners Leaseco, LLC	Varying Percentages (based on certain assets owned by Mystic Partners Leaseco, LLC) by 44 New England Management Company and third parties	DE
HT-Waterford Suites TRS, LLC	99% by Mystic Partners Leaseco, LLC	DE
1% by Mystic Special Purpose Corp.
HT-Adriaen’s Landing Hotel TRS, LLC	95.662% by Mystic Partners Leaseco, LLC 0.651% by 44 New England Management Company 3.687% by a third party	DE
HT-Southington Suites TRS, LLC	66% by Mystic Partners Leaseco, LLC 33% by a third party 1% by Mystic Special Purpose Corp.	DE

Name of Entity	Ownership	Jurisdiction of Incorporation or Organization
HT-Danbury Suites TRS, LLC	99% by Mystic Partners Leaseco, LLC 1% by Mystic Special Purpose Corp.	DE
HT-Warwick Lodgings TRS, LLC	99% by Mystic Partners Leaseco, LLC 1% by Mystic Special Purpose Corp.	DE
HT-Norwich Hotel TRS, LLC	99% by Mystic Partners Leaseco, LLC 1% by Mystic Special Purpose Corp.	DE
HT-Whitehall Mansion Partners TRS, LLC	100% by Mystic Partners Leaseco, LLC	DE
HT-Exit 88 Hotel TRS, LLC	100% by Mystic Partners Leaseco, LLC	DE
44 Delaware One, LLC	100% by 44 New England Management Company	DE
44 Delaware Two, LLC	100% by 44 New England Management Company	DE
44 Delaware Three, LLC	100% by 44 New England Management Company	DE
44 Chelsea Delaware, LLC	100% by 44 New England Management Company	DE
44 Long Island One, LLC	100% by 44 New England Management Company	DE
44 Dartmouth, LLC	100% by 44 New England Management Company	DE
44 Alexandria Hotel Management, LLC	100% by 44 New England Management Company	DE
44 Bridgewater, LLC	100% by 44 New England Management Company	DE
44 Charlotte, LLC	100% by 44 New England Management Company	DE
44 Gaithersburg, LLC	100% by 44 New England Management Company	DE
44 Pleasant Hill, LLC	100% by 44 New England Management Company	DE
44 Pleasanton, LLC	100% by 44 New England Management Company	DE
44 White Plains, LLC	100% by 44 New England Management Company	DE
44 Scottsdale, LLC	100% by 44 New England Management Company	DE
HHLP Bridgewater Associates, LLC	100% by HHLP	DE
HHLP Charlotte Associates, LLC	100% by HHLP	DE
HHLP Gaithersburg Associates, LLC	100% by HHLP	DE
HHLP Pleasant Hill Associates, LLC	100% by HHLP	DE
HHLP Pleasanton Associates, LLC	100% by HHLP	DE
HHLP Scottsdale Associates, LLC	100% by HHLP	DE
HHLP White Plains Associates, LLC	100% by HHLP	DE
44 Carlisle Associates	1% by Hersha Hospitality, LLC 99% by HHLP	PA
HHLP Langhorne Two Associates, LP	1% by HHLP Langhorne Two, LLC 99% by HHLP	PA
HHLP Langhorne Two, LLC	100% by HHLP	PA
H Metro Delaware, LLC	100% by HHLP	DE
Metro 29th Street Associates, LLC	50% by H Metro Delaware, LLC 50% by third party	NY
Metro 29th Sublessee, LLC	50% by 44 New England Management Company 50% by third party	NY
Seaport Hospitality, LLC	99% by HHLP 1% 320 Pearl Street, Inc.	DE
320 Pearl Street, Inc.	100% by 44 New England Management Company	NY
Metro JFK Managing Member, LLC	100% by HHLP	NY
HHLP Chester Associates, LLC	100% by HHLP	NY
44 Chester Management, LLC	100% by 44 New England Management Company	DE
44 Metro, LLC	100% by 44 New England Management Company	DE
Seaport TRS, LLC	100% by 44 New England Management Company	DE
The Inn @ Fifth Avenue, LLC	100% by HHLP	NY
HHLP Fifth Avenue Manager, LLC	100% by HHLP	DE
44 Norwich Manager, LLC	100% by HHLP	DE
44 Hersha Norwich Associates, LLC	99% by HHLP 1% by 44 Norwich Manager, LLC	CT
44 Norwich, LLC	100% by 44 New England Management Company	DE
HHLP Nevins Street Manager, LLC	100% by HHLP	NY
H Nevins Street Associates, LLC	99% by HHLP 1% by HHLP Nevins Street Manager, LLC	NY
HHLP Smith Street Managing Member, LLC	100% by HHLP	NY

Name of Entity	Ownership	Jurisdiction of Incorporation or Organization
HHLP Smith Street Holding, LLC	99% by HHLP 1% by HHLP Smith Street Managing Member, LLC	NY
HHLP Smith Street Associates, LLC	100% by HHLP Smith Street Holding, LLC	NY
44 Smith Street Lessee, LLC	100% by 44 New England Management Company	NY
5444 Associates	99% by HHLP 1% by 44 Duane Street, LLC	PA
44 Duane Street, LLC	100% by HHLP	DE
44 Duane Street Lessee, LLC	100% by 44 New England Management Company	NY
Hersha Camp Springs Associates, LLC	99% by HHLP 1% by Hersha Camp Springs Managing Member, LLC	MD
Hersha Camp Springs Managing	100% by HHLP
Member, LLC		MD
Hersha Camp Springs Lessee, LLC	100% by 44 New England Management Company	MD
HHLP Harrisburg Friendship, LP	99% by HHLP 1% by HHLP Harrisburg Friendship GP, LLC	PA
HHLP Harrisburg Friendship GP, LLC	100% by HHLP	PA
44 Harrisburg Friendship Lessee, LLC	100% by 44 New England Management Company	PA
Risingsam Hospitality, LLC	99% by HHLP 1% by Hersha Conduit Associates, LLC	NY
Hersha Conduit Associates, LLC	100% by HHLP	NY
HHLP Conduit Lessee, LLC	100% by 44 New England Management Company	NY
Hersha Smithfield Lessee, LLC	100% by 44 Hersha Smithfield, LLC	DE
44 Hersha Smithfield, LLC	99% by HHLP 1% by Hersha Smithfield Managing Member, LLC	RI
Hersha Smithfield Managing Member, LLC	100% by HHLP	DE
HHLP Malvern Associates 2,LP	99% by HHLP 1% by HHLP Malvern 2, LLC	PA
HHLP Malvern 2, LLC	100% by HHLP	PA
HHLP Dartmouth Two Holding, LLC	100% by HHLP	DE